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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 20, 2003
                                                         ---------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


          MICHIGAN                     1-13092                 38-1841410
          --------                     -------                 ----------
(State or other jurisdiction         Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


                       30200 TELEGRAPH ROAD, SUITE 105            48025
                           BINGHAM FARMS, MICHIGAN                -----
                   (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.  Regulation FD Disclosure

         On August 20, 2003, Malan Realty Investors, Inc. issued a press release regarding the sale of three properties. The press release is furnished as
Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1    Press release issued August 20, 2003




                                       2
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MALAN REALTY INVESTORS, INC.
                                            (registrant)



August 20, 2003                             By: /s/ Elliott J. Broderick
                                               ---------------------------------
                                                   Elliott J. Broderick
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer

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                               8-K EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-99.1         Press Release issued August 20, 2003